UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-187094	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Dismissal of Accountant

On September 11, 2015 xG Technology, Inc., (the “Company”) dismissed Friedman LLP (“Friedman”) as independent accountants to the Company. The Audit report by Friedman in the financial statements of the Company for the years ended December 31, 2014 and December 31, 2013, did not contain an adverse opinion or disclaimer of opinion, and was not modified or qualified as to uncertainty, audit scope or accounting principles, other than as related to the Company’s ability to continue as a going concern. The dismissal of Friedman was approved by the Company’s Board of Directors (the “Board”) and the Audit Committee of the Board, on September 11, 2015. There are and were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the fiscal years ended December 31, 2014, and December 31, 2013, nor from December 31, 2014 thru September 11, 2015, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such fiscal years.

The Company provided Friedman with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Friedman furnish a letter addressed to the SEC stating whether or not Friedman agrees with the statements noted above. A copy of the responsive letter, dated September 16, 2015, from Friedman, is attached hereto as Exhibit 16.1.

Engagement of New Accountant

The Company has engaged Marcum LLP (“Marcum”) as its registered public accounting firm, effective September 11, 2015.

During the Company’s two most recent fiscal years and through September 11, 2015, neither the Company nor anyone on its behalf consulted with Marcum with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter re Change in Certifying Accountant: Letter from Friedman LLP to the Securities and Exchange Commission dated September 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2015	xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
		Name:	Roger Branton
		Title:	Chief Financial Officer